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                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT

This SECURITY AGREEMENT (this "Agreement") is made and entered into as of July 25, 2005 by and among CANARGO ENERGY CORPORATION, a Delaware corporation (the "Grantor"), INGALLS & SNYDER VALUE PARTNERS, L.P., and together with the other Purchasers party hereto and listed in the Schedule 1 attached hereto (in such capacity, the "Purchasers").

                              W I T N E S S E T H:

WHEREAS, the Grantor and the Purchasers have entered into that certain Note Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), pursuant to which the Company is issuing on the date hereof $25,000,000 in aggregate principal amount of its Notes;

WHEREAS, to induce the Purchasers to enter into the Note Purchase Agreement and to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor has agreed to grant a security interest in the Collateral (as defined below) as security for the Secured Obligations (as defined below).

WHEREAS, it is a condition precedent to the purchase of the Notes by the Purchasers thereof that the Grantor shall have granted the security interests contemplated by this Agreement:

NOW, THEREFORE, to induce the Purchasers to enter into the Note Purchase Agreement and to purchase the Notes and in consideration of the mutual promises herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confirmed, the Grantor hereby agree with the Purchasers as follows:

SECTION 1. Definitions. (a) Each capitalized term used herein but not otherwise defined herein shall have the meaning assigned such term in the Note Purchase Agreement or, where not defined in the Note Purchase Agreement, terms that are defined in the Code shall have the respective meanings given to such terms in the Code.

     (b) In addition, as used herein, the following terms shall have the following meanings:

"Accounts" means all accounts of the Grantor, including, without limitation, all present and future accounts, accounts receivable and other rights of the Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or Chattel Paper).


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"Chattel Paper" means a record or records (whether written or consisting of information stored in an electronic medium) that evidence both a monetary obligation and a security interest in or lease of specific goods including any license of software used in such goods.

"Code" means the Uniform Commercial Code as in effect in the State of New York.

"Collateral" has the meaning assigned to such term in Section 2.

"Collateral Security" means any Encumbrance, security agreement, guarantee, indemnity, letter of credit or other obligation (however described) provided or assumed by any person (including the Grantor) in favor of any Purchaser in relation to the Secured Obligations, whether generally or to a limited extent only and whether created or entered into before, on or after the date of this Security Agreement.

"Contract" means any and all contracts, agreements, commitments, understandings, leases, licenses, franchises, warranties, guaranties, mortgages, notes, bonds, hedging agreements, joint operating agreements, production sharing agreements or other instruments or consensual arrangements (whether written or oral and whether express or implied) under which the Grantor has or may acquire rights or by which the Grantor or any of its property or assets is or may become bound, as any of the foregoing may be amended, supplemented or otherwise modified from time to time.

"Contract Rights" means all of the Grantor's right, title and interest in and to each Contract, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Contracts; (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any Contract; (iii) all claims of the Grantor for damages arising out of, or for breach of, or default under, any Contract; and (iv) the right of the Grantor to terminate any Contract, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

"Deposit Accounts" means all demand, time, savings, passbook, or similar bank accounts maintained with any financial institution, together with all moneys and funds therein and interest earned thereon and all renewals and replacements therefor and all certificates and instruments, if any, from time to time representing such Deposit Accounts or any additions thereto.

"Depositary" means any depositary bank holding a Deposit Account opened or maintained by the Grantor.

"Documents" means a document of title or a receipt issued by the owner of goods stored under a statute requiring a bond against withdrawal or a license for the issuance of receipts in the nature of warehouse receipts.

"Encumbrance" means any mortgage, lien, pledge, charge, security interest or other encumbrance or any interest or title of any vendor, lessor, lender or other secured party to

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or of such Person under any conditional sale or other title retention agreement or Capital Lease upon or with respect to any property or asset of any Person.

"Equipment" means all equipment of the Grantor including, without limitation, all (i) machinery, plant and pipeline, (ii) manufacturing, distribution, selling, data processing and office equipment, (iii) furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, trucks, buses and motor vehicles, (iv) all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto, (v) all software or computer programs embedded in such equipment and supporting information related to such computer programs, (vi) all operating equipment and other equipment used in connection with the exploration, production and processing of hydrocarbons; and (vii) other goods of every type and description in each case, whether now owned or hereafter acquired.

"Event of Default" has the meaning assigned to such term in the Note Purchase Agreement.

"General Intangibles" means all general intangibles of the Grantor including, without limitation, all rights, interests, causes of action, claims, commercial tort claims, and all other intangible property of the Grantor of every kind and nature (other than Accounts), including, without limitation, all (i) goodwill,
(ii) service marks, trade secrets, copyrights, copyright applications, trademarks, trademark applications, trade names, patents, patent applications, and all registrations and applications therefor, together with the good will related thereto, (iii) all recorded information of any kind imbedded in any kind of medium, including software, writings, plans, drawings, and specifications, corporate and business records, customer lists, credit files and advertising materials, (iv) reversionary interests in pension or profit sharing plans and reversionary, beneficial and residual interests in trusts, (v) proceeds of insurance policies, (vi) tax refunds and claims therefor, and (vii) all licenses, permits and agreements of any kind pursuant to which the Grantor possesses, or is authorized to possess or use the property (whether tangible or intangible) of others or others possess, use or are authorized to possess or use the property (whether tangible or intangible) of the Grantor and the benefit of all authorizations and concessions granted in any jurisdiction.

"holders of the Notes" means the Purchasers and any holders of the Notes from time to time.

"Instruments" means any negotiable instrument or other writing that evidences a right to the payment of a monetary obligation that is in the ordinary cause of business transferred by delivery with any necessary endorsement or assignment, including but not limited to checks and promissory notes but excluding Investment Property, letters of credit, or writings that evidence a right to payment arising out of use of a credit or charge card or information contained on or for use with such card.

"Inventory" means all inventory of the Grantor, including without limitation, all inventory now owned or hereafter acquired by the Grantor (wherever located, whether in the possession of the Grantor or of a bailee or other Person for storage, sale, transit,

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processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned,returned or repossessed goods) that are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or that are raw materials, work in process or materials used or consumed in the Grantor's businesses. For purposes of this Agreement, Inventory shall include any and all hydrocarbons extracted by the Grantor during the ordinary course of the Grantor's business, for so long as such hydrocarbons remain in the Grantor's possession.

"Investment Property" means all investment property of the Grantor including, without limitation, all securities, whether certificated or uncertificated, stocks, bonds, interests in the capital stock of corporations, interests in partnerships and limited liability companies, mutual fund shares, annuities, sums owing to Grantor from any securities intermediary, securities entitlements, securities accounts, commodity contracts, commodity accounts, instruments, certificates of deposit, equity interests or investments of any kind.

"Letter-of-Credit Rights" means all rights to payment or performance under a letter of credit (whether or not evidenced by a writing), whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

"Other Surety" means any person (other than the Grantor) who is a party to any Collateral Security.

"Proceeds" means any and all "proceeds," as that term is defined in the Code, including, without limitation, any and all proceeds of any of the Collateral including, without limitation, (i) any and all proceeds and products of the Collateral, all additions and accessions to the Collateral, and all property received wholly or partly in trade or exchange for the Collateral, (ii) all leases of the Collateral and rents, revenues, issues, profits, and proceeds arising in connection with the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of the Collateral or any interest therein, (iii) any and all proceeds of any insurance, indemnity, warranty, guaranty or other Collateral Security payable to the Grantor from time to time with respect to any of the Collateral, (iv) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, (vi) all Deposit Accounts containing such proceeds and (vii) money.

"Records" means all of the Grantor's books of accounts, ledgers, computer software, computer printouts and other computerized records and cabinets in which there are reflected or maintained the Accounts, Inventory, Equipment, General Intangibles, Deposit Accounts, Letter-of-Credit Rights, Chattel Paper, Contracts, Documents and Instruments or Investment Property in which the holders of the Notes have a security interest pursuant to this Security Agreement, and all supporting evidence and documents

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relating to such security in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like.

"Secured Obligations" means all Indebtedness and other monetary obligations of the Grantor under or in respect of (i) the Loan Documents, whether for principal at the applicable Redemption Price, interest (including, without limitation, interest that accrues after the filing of a petition initiating any action or proceeding under the U.S. Federal Bankruptcy Code or any other bankruptcy, insolvency or similar law or statute protecting creditors in effect in any jurisdiction, or is an allowed claim in any such action or proceeding), fees, , indemnifications, liabilities, expenses or otherwise, and in each case as amended, supplemented, modified, extended, restated or renewed, in whole or in part, from time to time, and without limitation as to amount, terms, conditions, covenants and other provisions; and (ii) to the extent permitted under the Note Purchase Agreement, any instrument or other agreement governing Indebtedness or other monetary obligations of the Grantor incurred to refinance, refund or replace, in whole or in part, any of the Indebtedness or other monetary obligations referred to in clause (i) above, together with any related notes, guarantees, collateral documents, instruments and agreements executed from time to time in connection therewith.

"Supporting Obligation" means any Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Contract, Document, General Intangible, Instrument or Investment Property of the Grantor.

"Tangible Personal Property Location" has the meaning specified in Section 5.8.

         (c) Interpretation; Rules of Construction. Unless the context otherwise clearly requires:

         (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined;

         (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

         (iii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

         (iv) the word "will" shall be construed to have the same meaning and effect as the word "shall";

         (v) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein);

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         (vi)     any reference herein to any Person shall be construed to
include such Person's successors and assigns;

         (vii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof; and

         (viii) all references herein to Sections, Annexes and Exhibits shall be construed to refer to Sections, Annexes and Exhibits to this Agreement.

SECTION 2. Grant of Security Interest. As collateral security for the prompt payment in full in cash when due of the Secured Obligations, the Grantor hereby assigns and pledges to the holders of the Notes a first priority continuing security interest in, all of its right, title and interest, now owned or at any time hereafter acquired in and to the following (collectively, the "Collateral"): (i) all Accounts; (ii) all Inventory; (iii) all Equipment; (iv) all General Intangibles; (vi) all Chattel Paper; (viii) all Instruments; (viii) all Deposit Accounts; (ix) all Letter-of-Credit Rights; (x) all Investment Property; (xi) all Records; (xii) all Proceeds; (xiii) all Supporting Obligations and (xiv) all Contract Rights.

SECTION 3. Secured Obligations. This Agreement and the grant of a security interest in the Collateral secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, upon redemption or otherwise) of all Secured Obligations now or hereafter existing. Without limiting the generality of the foregoing, this Agreement and the grant of a security interest in the Collateral hereunder secure, to the fullest extent permitted by applicable law, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the Grantor to the holders under the Notes or the other Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

SECTION 4. Representations and Warranties. As of the date hereof and unless otherwise expressed below, the Grantor hereby represents and warrants as follows:

         4.1 The execution and delivery by the Grantor, and the performance by the Grantor of its obligations under this Agreement will not contravene any provision of applicable law or the Charter Documents of the Grantor or any material agreement or other material instrument binding upon the Grantor or any judgment, order or decree of any Governmental Authority having jurisdiction over the Grantor, or result in the creation or imposition of any Lien on any assets of the Grantor, except for the security interests granted under this Agreement or the other Loan Documents.

         4.2 Subject to compliance with the U.S. Federal Assignment of Claims Act and any comparable law, statute, rule or regulation of any other jurisdiction applicable thereto, no consent of any other Person and no approval, authorization or order of, action by or qualification with, any Governmental Authority or other third Person is required (i) for the execution, delivery or performance by the Grantor of its obligations under this

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Agreement which has not been obtained or (ii) for the grant by the Grantor of the security interests created by this Agreement. Subject to compliance with the U.S. Federal Assignment of Claims Act and any comparable law, statute, rule or regulation of any other jurisdiction applicable thereto, no consent of any other Person and no approval, authorization or order of, action by or qualification with, any Governmental Authority or other third Person is required for the exercise by the holders of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

         4.3 The Grantor is the owner of all of the Collateral, free and clear of any Lien or other right, title or interest of any Person, other than Liens permitted pursuant to the terms of Section 11.3 of the Note Purchase Agreement. No effective financing statement (or similar statements or instrument of registration under the law of any applicable jurisdiction) is now on file (other than those filed in favor of the holders of the Notes in connection with this Security Agreement, the Note Purchase Agreement or any other Loan Document) or of record in any public office covering or purporting to cover any interest of any kind in any of the Collateral.

         4.4 This Agreement has been duly authorized, executed and delivered by the Grantor and constitutes a valid and binding agreement of the Grantor, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally or by equitable principles of general applicability (regardless of whether enforcement thereof is sought in a proceeding at law or in equity) and applicable laws of non-U.S. jurisdictions affecting the enforcement of security interests in the items of Collateral located in such jurisdictions or subject to the laws thereof.

         4.5 Subject to compliance with the U.S. Federal Assignment of Claims Act and any comparable law, statute, rule or regulation of any other jurisdiction applicable thereto, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by the Grantor to the holders of the Notes pursuant to this Agreement have been accomplished and the security interests granted to the holders of the Notes pursuant to this Agreement in and to the Collateral constitute, other than with respect to Liens permitted pursuant to the terms of
Section 11.3 of the Note Purchase Agreement, perfected first-priority security interests therein (to the extent perfection can be achieved through filing and to the extent that such security interests and their perfection and priority status are recognized in the jurisdictions where such Collateral is located or to whose laws they may be otherwise subject).

         4.6 The Grantor's exact legal name as it appears in its Certificate of Incorporation is CanArgo Energy Corporation. The Grantor has not, in the past five years, been incorporated or organized under the laws of any jurisdiction other than the State of Delaware.

         4.7 The principal executive office of the Grantor is located at Suite 9/10, Borough House, Rue du Pre, Guernsey, GY1 1EF, Channel Islands.

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         4.8 The originals of all documents evidencing Contracts, Accounts and the original books of account and records relating thereto are kept at the Grantor's chief executive office or its field offices described in Schedule 2. All Contracts and Accounts of the Grantor are controlled and monitored (including, without limitation, for general accounting purposes) from such location. All tangible Collateral (other than Inventory in transit or in public warehouses as to which the Grantor has delivered appropriate warehouse receipts) and all books and records related to any Collateral other than Contracts or Accounts are kept or located at the Grantor's premises located at the locations described in Schedule 2.

         4.9 No instrument or certificate evidencing any Deposit Account has been issued to the Grantor by the respective Depositary, other than a confirmation advice.

         4.10 All factual information with respect to the Collateral and to the Grantor's Knowledge the account debtors or account parties set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by or on behalf of the Grantor or any Affiliate of the Grantor to any holder of a Note, and all other factual information heretofore or hereafter furnished by or on behalf of the Grantor to the holders of the Notes, is true and accurate in every Material respect on the date as of which such information is dated or certified and the Grantor has not omitted and will not omit any Material fact necessary to prevent such information, in light of the circumstances, from being false or misleading.

         4.11 Subject to compliance with the U.S. Federal Assignment of Claims Act and any comparable law, statute, rule or regulation of any other jurisdiction applicable thereto, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party with jurisdiction is required for (a) the grant by the Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Grantor or (b) the perfection of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Code and except to the extent that that the creation, attachment and perfection of such security interests and their priority status in the jurisdictions where such Collateral is located or pursuant to whose laws such Collateral may otherwise be subject requires filing, registration or some other action be taken in such jurisdiction in order to create, attach or perfect such security interest.

SECTION 5. Covenants. The Grantor covenants and agrees that, until the date on which the Secured Obligations have been indefeasibly paid in full, unless waived in writing by the Required Holders:

         5.1 The Grantor shall not sell, offer to sell, assign, lease, rent, license, or otherwise transfer or dispose of any Collateral or any interest therein, except in the ordinary course of business or except as specifically permitted under the terms of the Note Purchase Agreement.

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         5.2 The Grantor shall not (i) create, incur, assume or permit to exist any Lien, other than Liens permitted pursuant to the terms of Section 11.3 of the Note Purchase Agreement, on or in respect of any Collateral or any part thereon or any interest therein. The Grantor shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien, other than such permitted Liens, on or in respect of any Collateral. The Grantor shall not consign all or any portion of its Inventory to any Person except in the ordinary course or pursuant to any Basic Documents unless the Required Holders agree in writing prior to such consignment.

         5.3 Except as may be required under any other Loan Document, the Grantor shall not execute or authorize to be filed (except in connection with this Agreement) or registered in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral.

         5.4 The Grantor shall not change its name, organizational type, jurisdiction of organization or organizational identification number without providing at least 30 days' prior written notice to the holders of the Notes, which notice shall set forth such new name, organizational type, jurisdiction of organization or organizational identification number, as applicable, and such other information in connection therewith as the Required Holders shall reasonably request.

         5.5 The originals of all documents evidencing Accounts and all of the books and records relating thereto shall be kept at Grantor's chief executive office or in a field office identified in Schedule 2. All Accounts of the Grantor shall be controlled and monitored (including, without limitation, for general accounting purposes) from such offices. The Grantor shall not establish a new location for its chief executive office until (i) it has given to the holders of the Notes not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Required Holders may reasonably request, and (ii) it has taken such action with respect to such new location, reasonably satisfactory to the Required Holders, to cause the security interest of the holders of the Notes in the Collateral to be at all times fully perfected and in full force and effect.

         5.6 The Grantor shall not rescind or cancel any indebtedness evidenced by any Accounts or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceedings relating thereto, or sell any Accounts or interest therein, except for rescissions, cancellations, modifications, adjustments, extensions, renewals, returns, discounts and allowances in the ordinary course of business or which the Grantor, acting in good faith, deems to be in the best interests of the Grantor and its business and which could not reasonably be expected to result in an Event of Default, without the prior written consent of the Required Holders. The Grantor shall use commercially reasonable efforts to duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts in all Material respects and shall take no action that could Materially impair the rights of the holders of the Notes in the Accounts.

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         5.7 The Grantor shall use its commercially reasonable endeavors to collect from the account obligor of each of its Accounts, as and when due (including, without limitation, Accounts which are delinquent) any and all amounts owing under or on account of such Accounts, and apply immediately upon receipt thereof all such amounts so collected to the outstanding balance of such Accounts.

         5.8 All tangible Collateral (other than Inventory in transit or in public warehouses or equipment at its site of manufacture or use, in transit or at a testing facility) and all books and records related to any Collateral other than Contracts and Accounts will be kept or located at the Grantor's chief executive offices or the Grantor's premises described in Schedule 2 (each a "Tangible Personal Property Location"). The Grantor shall not, without the prior written consent of the Required Holders, remove such Collateral, books or records from a Tangible Personal Property Location or keep the Collateral at any other locations except as a result of the testing, manufacture, use, sale, replacement or other disposition of such Collateral in accordance with this Agreement or the Note Purchase Agreement. The Grantor shall not establish a new Tangible Personal Property Location until (i) it has given to the holders of the Notes not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and such other information in connection therewith as the Required Holders may reasonably request, and (ii) with respect to such new location, it has taken such commercially reasonable action, reasonably satisfactory to the Required Holders, to cause the security interest of the holders of the Notes in all Collateral consisting of personal property other than Accounts to be at all times fully perfected and in full force and effect.

         5.9 The Grantor shall maintain, preserve and protect all tangible Collateral in saleable condition and in working order and condition (ordinary wear and tear excepted), shall not use the Collateral in any manner outside the ordinary course of its business or in Material violation of any applicable law or policy of insurance thereon and, as quickly as practicable after the occurrence of any Material loss or damage to such tangible Collateral, make or cause to be made all necessary repairs, replacements and other improvements in connection therewith reasonably necessary or appropriate to restore such Collateral as reasonably close to the status in which such Collateral existed prior to any such loss or damage as practicable and promptly furnish the holders of the Notes with a written notice. The Grantor shall notify the holders of the Notes of any Material loss or damage of any Collateral.

         5.10 The Grantor shall keep and maintain at its own cost and expense complete books of record and account in which true and correct entries in conformity with generally accepted applicable accounting principles and all Material requirements of law shall be made of all dealings and transactions related to the Collateral. Without limiting the generality of the foregoing, the Grantor shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of each Account for at least three years from the date on which such Account comes into existence, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. The Grantor shall permit officers and designated representatives of the holders of the Notes to visit and inspect any of the

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properties of the Grantor, during normal business hours, to examine the books of record and account (whether written or electronic) of the Grantor, and to discuss the affairs, finances and accounts of the Grantor with the Grantor's officers, employees and consultants, all at the cost and expense of the holders of the Notes unless and until an Event of Default has occurred and is continuing and thereafter all such costs and expenses shall be at Grantor's expense, upon reasonable advance written notice to the Grantor unless and until an Event of Default has occurred and is continuing.

         5.11 The Grantor will maintain with insurers which on the date the policy commences are financially sound and reputable, insurance with respect to the Collateral against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         5.12 In the event that any goods (excluding Hydrocarbons and goods covered by a document of title) are in the possession of a Person other than the Grantor, the holders of the Notes or a lessee, the Grantor shall forthwith notify the holders of the Notes and obtain from such Person an executed agreement, in form and substance reasonably satisfactory to the Required Holders, acknowledging that it is holding such goods for the holders of the Notes' benefit. The Grantor shall ensure that all warehouse receipts or receipts in the nature of warehouse receipts issued with respect to any of its Inventory (excluding Hydrocarbons) are non-negotiable.

         5.13 After an Event of Default has occurred and is continuing, upon acquiring or holding any certificated securities, the Grantor shall immediately endorse, assign and deliver the same to the securities intermediary, accompanied by such instruments of transfer or assignment duly executed in blank as the securities intermediary may from time to time reasonably specify. After an Event of Default has occurred and is continuing, if any uncertificated securities now or hereafter acquired by the Grantor are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall promptly notify the holders of the Notes thereof and, at the Required Holders' reasonable request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Required Holders, either (a) cause the issuer to agree to comply with instructions from the Required Holders as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for a securities intermediary to become the custodian of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately notify the holders of the Notes thereof and, at the Required Holders' reasonable request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Required Holders and the Grantor, either (i) cause such securities intermediary or commodity intermediary (as the case may be) to agree to comply with entitlement orders or other instructions from the Required Holders to such securities intermediary with respect to such securities or other investment property, after an Event of Default has occurred and is continuing or, after an Event of Default has

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occurred and is continuing, to apply any value distributed on account of any commodity contract as directed by the Required Holders to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) after an Event of Default has occurred and is continuing, in the case of financial assets or other investment property held through a securities intermediary, arrange for the holders of the Notes to become entitlement holders with respect to such investment property, with the Grantor being permitted, after an Event of Default has occurred and is continuing, only with the consent of the Required Holders, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which any holder of a Note is the securities intermediary.

         5.14 The Grantor shall not create any Chattel Paper (whether tangible or electronic) representing a monetary obligation in excess of US$1,000,000 without placing a legend on such Chattel Paper indicating that the holders of the Notes have a security interest in such Chattel Paper, and all existing Chattel Paper shall be so legended.

         5.15 In the event that the Grantor is at anytime a beneficiary under a letter of credit with a face amount in excess of US$1,000,000 now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the holders of the Notes thereof and, at the request of the Required Holders, the Grantor shall, pursuant to an agreement in form and substance satisfactory to the Required Holders, arrange for the issuer, confirmer and any other nominated security agent of such letter of credit to consent to a security interest in the Proceeds of such letter of credit as collateral security for the Secured Obligations.

         5.16 In the event that the Grantor shall at any time have a Material tort claim involving a claimant that is an organization or an individual, where such claim arose not in the ordinary course in a business context and does not involve damages based on death or personal injury, the Grantor shall immediately provide the holders of the Notes with a written summary of such claim and shall grant to the holders of the Notes a security interest therein and in the Proceeds thereof in a manner reasonably satisfactory to the Required Holders.

         5.17 The Grantor will not re-incorporate, re-form or re-organize itself under the law of a different jurisdiction, or change its name as appears on the public records of its jurisdiction of incorporation, formation or organization, without giving the holders of the Notes not less than 30 days prior written notice and, at the request of the Required Holders, promptly taking such reasonable action as the Required Holders may request to maintain the perfection of the security interests created by this Agreement.

SECTION 6.  Further Assurances.

         6.1 The Grantor agrees that from time to time, it will, at its own expense, promptly upon reasonable request by the Required Holders, consistent with the provisions of this Agreement execute and deliver or cause to be executed and delivered, or use its commercially reasonable efforts to procure, all assignments, instruments and

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

other documents, all in form and substance reasonably satisfactory to the Required Holders, deliver any instruments to the holders and take any other actions that may be necessary or, in the reasonable opinion of the Required Holders, desirable to perfect, continue the perfection of, or protect the first priority of the holders' security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third Persons (other than any such rights, claims or interests created by or arising through the holders) or to effect the purposes of this Agreement in a manner consistent therewith.

         6.2 The Grantor hereby authorizes the Required Holders acting on behalf of and in their capacity as holders to file any financing or continuation statements with respect to the Collateral without the signature of Grantor (to the extent permitted by applicable law); provided, however, that Grantor shall not be relieved of any of its obligations under Section 6.1 or 6.4 hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Copies of any such financing or continuation statements with respect to the Collateral shall be furnished to the Grantor as soon as practicable after any such filing.

         6.3 The Grantor will furnish to the holders of the Notes from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Required Holders may reasonably request, all in reasonable detail.

         6.4 The Grantor will promptly pay all costs and expenses reasonably incurred in connection with any of the foregoing within 60 days of receipt of an invoice therefor. The Grantor also agrees, whether or not requested by the Required Holders, to take or cause to be taken all commercially reasonable actions that are necessary to perfect and to continue the perfection of, and to protect the first priority of, the holders of the Notes' security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third Persons (other than any such rights, claims or interests created by or arising through the holders).

         6.5 The Grantor hereby irrevocably authorizes the Required Holders on behalf of and in their capacity as holders at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (x) indicate the Collateral as being of an equal or lesser scope or with greater detail, and (y) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the appropriate jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment; provided that the Required Holders shall have no obligation to perform any of the foregoing actions other than those expressly provided herein or in the Loan Documents, and; provided, further, that copies of all such initial financing statements and amendments thereto shall be furnished to the Grantor promptly after any such filing.

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SECTION 7. Power of Attorney. In addition to all of the powers granted to the holders of the Notes pursuant to the Loan Documents, the Grantor hereby appoints and constitutes the Required Holders, as Grantor's attorney-in-fact (with full power of substitution and delegation), with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, acting in their reasonable discretion, from and after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Required Holders may deem necessary or advisable to accomplish the purposes of this Agreement, provided copies of all such executed instruments are furnished to the Grantor promptly after their execution, filing and/or delivery, including, without limitation:

         (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipt for moneys due and to become due under or in respect of any of the Collateral,

         (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper,

         (c) to file any claims or take any action or institute any proceedings that the Required Holders may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the holders with respect to any of the Collateral, and

         (d) to pay or discharge any taxes or liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same all as determined by the Required Holders in their sole discretion, it being understood that any such payments made by the holders of the Notes shall become part of the Secured Obligations, and shall be due and payable immediately upon demand; provided, however, that the Required Holders shall have no obligation to perform any of the foregoing actions. The authority under this Section 9 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Grantor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, authorize the filing of any financing statements (to the extent permitted by applicable law) or any other documents reasonably deemed necessary or appropriate by the Required Holders to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign Grantor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the holders of the Notes in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

SECTION 8. Indemnity. The Grantor shall indemnify, hold harmless and defend the holders of the Notes and each of their respective directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities, damages and expenses, actually incurred, including, without limitation, defense costs, investigative fees and costs, and reasonable legal fees, arising from their execution of or performance

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

under this Agreement, except to the extent that such claim, action, obligation, liability or expense is directly attributable to the bad faith, gross negligence or willful misconduct of such indemnified person. This indemnification shall survive the termination of this Agreement until after the expiration of all applicable statutes of limitation periods.

SECTION 9. Remedies Upon Event of Default. If any Event of Default shall have occurred and be continuing the holders of the Notes shall have, in addition to any other rights and remedies provided for in the Note Purchase Agreement or any other Loan Document, all of the rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, the holders of the Notes shall have in addition to all other rights and remedies available in any relevant jurisdiction, the rights and remedies set forth below:

         (a) The Required Holders shall be entitled to take possession of and prepare the Collateral for sale on behalf of the holders of the Notes until the Collateral is disposed of, or may propose to retain the Collateral or transfer the Collateral in satisfaction of the Secured Obligations.

         (b) The Required Holders may require the Grantor to assemble all or any part of the Collateral and make the Collateral available for possession at any place or places to be designated by the Required Holders in their reasonable discretion.

         (c) The Required Holders or their agent shall have the right to enter upon the premises of the Grantor without any obligation to pay rent to the Grantor, or any other place or places where the Collateral is located and kept, or to remove all or any part of the Collateral therefrom to premises maintained by or on behalf of the Required Holders, or any of their agents, for such time as the Required Holders may desire, in order to effectively collect or liquidate the Collateral on behalf of the holders of the Notes.

         (d) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Required Holders shall give at least ten days prior written notice to the Grantor of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The Grantor acknowledges and agrees that ten days prior written notice of such sale or sales shall constitute reasonable notice.

         (e) Any holder of a Note may buy the Collateral or any part thereof at any public sale, and, if the Collateral is of a type customarily sold on a recognized market or is of a type which is subject to widely distributed standard price quotations, any holder of a Note may buy all or any part of such Collateral at a private sale. The net proceeds realized upon any such disposition of the Collateral, after deduction for the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorney's fees and legal expenses incurred by such Required Holders in connection therewith, shall be applied in satisfaction of the Secured Obligations in such order as the Required Holders in their sole discretion may elect. The Required Holders

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

shall account to the Grantor for any surplus realized on such disposition and the Grantor shall remain liable for any deficiency.

         (f) With respect to any Deposit Account, securities account or commodity account, the Required Holders acting on behalf of the holders of the Notes shall have the right to deliver instructions to the Depositary, securities intermediary, commodity intermediary or any other financial intermediary or entity at which such account is maintained, to cease honoring all instructions or entitlement orders related to such account from the Grantor or its representatives, to deliver such Collateral to the Required Holders or their agent for the ratable benefit of the holders of the Notes, and/or to apply any money, funds or other property or assets deposited or credited to or within such account as directed by the Required Holders, including, without limitation, instructions to liquidate any or all property or assets deposited or credited to or within such account and to pay and release to the holders of the Notes any or all amounts on deposit, credited to or within such account.

         (g) With respect to any Contract, the Required Holders, acting on behalf of and for the ratable benefit of the holders of the Notes, shall have the right, but not the obligation, to exercise any and all rights and remedies of the Grantor under or in connection with such Contract, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Contract, and the Grantor hereby irrevocably designates, makes, constitutes and appoints such Required Holders (and all other parties designated by the Required Holders) as the Grantor's true and lawful agents and attorneys-in-fact, with power, without notice to the Grantor, in the Grantor's or the holders of the Notes' names to take any of the actions outlined in Section 7(a), (b), (c) and (d). The Grantor agrees that, upon the occurrence and continuation of an Event of Default, it shall instruct each other party to each Contract that any and all payments due or to become due to the Grantor under or in connection with such Contract shall be made directly to the account indicated by the Required Holders.

         (h) The remedies of the holders of the Notes hereunder are cumulative and the exercise of any one or more of the remedies provided for herein, under the Note Purchase Agreement, any other Loan Document, or under the Code shall not be construed as a waiver of any of the other remedies of the holders of the Notes (including the equitable right of set-off), so long as any part of the Secured Obligations shall remain unsatisfied and the Note Purchase Agreement remains in effect.

SECTION 10.  Standards for Exercising Remedies.

         To the extent that applicable law imposes duties on the holders of the Notes (including, without limitation, the Required Holders) to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the holders of the Notes, except under circumstances that constitute willful misconduct, bad faith or gross negligence,
(a) to fail to incur expenses reasonably deemed significant by the Required Holders to prepare Collateral for

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

disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral specialists,
(e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature,
(f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets,
(i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the holders of the Notes against risks of loss, collection or disposition of Collateral or to provide to the holders of the Notes a guaranteed return from the collection or disposition of Collateral, or
(l) to the extent deemed appropriate by the Required Holders, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Required Holders in the collection or disposition of any of the Collateral on behalf and for the ratable benefit of the holders of the Notes. The Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the holders of the Notes would be commercially reasonable in the holders of the Notes' exercise of remedies against the Collateral and that other actions or omissions by the holders of the Notes shall not be deemed commercially unreasonable solely on account of not being indicated herein. Without limitation upon the foregoing, nothing contained in this Agreement shall be construed to grant any rights to the Grantor or to impose any duties on the holders of the Notes that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 10.


SECTION 11. Expenses. Subject to any limitations set forth in the Loan Documents, the Grantor will promptly upon demand pay to the holders of the Notes the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents retained by the holders of the Notes, that the holders of the Notes may incur in connection with (a) the review, negotiation and administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the holders hereunder or (d) the failure by the Grantor to perform or observe any of the provisions hereof.

SECTION 12.  Miscellaneous Provisions.

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Section 12.1. Notices. Any notice or other communication given hereunder shall be sufficiently given if in writing and delivered in the manner provided in
Section 19 of the Note Purchase Agreement addressed:

         (a) If to the Grantor, then as set forth in Section 19 of the Note Purchase Agreement.

         (b) If to the holders of the Notes, then as set forth in Section 19 of the Note Purchase Agreement.

All such notices and other communications shall, when mailed, delivered or telecopied, respectively, be effective when deposited in the mails, delivered or telecopied, respectively, addressed as aforesaid.

Section 12.2. No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Grantor or any Subsidiary thereof. No such pledge, security or debt agreement (other than the Loan Documents) may be used to interpret this Agreement.

Section 12.3. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then, to the fullest extent permitted by law, such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

Section 12.4. Headings. The headings in this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 12.5. Counterpart Originals. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

Section 12.6. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and any holders of the Notes and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 12.7. Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Loan Documents, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided that an amendment or supplement to this Agreement may be entered into by the Grantor without the consent of all the holders of the Notes, so long as

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

such amendment or supplement is reasonably satisfactory in form and substance to the Grantor and the Required Holders. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be made in writing by the Grantor and the Required Holders. No holder of a Note shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. Failure of any holder of a Note to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any holder of a Note of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

Section 12.8. Interpretation of Agreement. To the fullest extent permitted by applicable law, acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

Section 12.9.  Continuing Security Interest; Termination.

(a) This Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in this Agreement, remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations. This Agreement shall be binding upon the Grantor, its transferees, successors and assigns, and shall inure, together with the rights and remedies of the holders of the Notes hereunder, to the benefit of the holders of the Notes and their respective successors, transferees and assigns.

(b) This Agreement (other than Grantor's obligations under and to the extent provided in Sections 8 and 11) shall terminate upon the indefeasible payment in full in cash of the Secured Obligations. At such time, the holders of the Notes shall promptly transfer to the Grantor or Grantor's designee all of the Collateral hereunder that has not been sold, disposed of, retained or applied by or on behalf of the holders in accordance with the terms of this Agreement and the Loan Documents and take all other actions that are necessary to release the security interest created by this Agreement in and to the Collateral, including the execution and delivery of all termination statements necessary to terminate any financing or continuation statements filed with respect to the Collateral.

Section 12.10. Survival of Representations and Covenants. All representations, warranties and covenants of the Grantor contained herein shall survive the execution and delivery of this Agreement and the termination of this Agreement until after the indefeasible payment of all Secured Obligations.

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Section 12.11. Waivers. The Grantor, to the fullest extent permitted by applicable law, waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Grantor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Documents.

Section 12.12. Final Expression. This Agreement, together with the other Loan Documents and any other agreement executed in connection herewith or therewith, is intended by the parties hereto and thereto as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

Section 12.13. Rights of Holders of the Notes. No holder of a Note shall have any independent rights hereunder other than those rights granted to individual holders of the Notes pursuant to the Loan Documents; provided that nothing in this subsection shall limit any rights granted to the holders of the Notes under this Agreement or the other Loan Documents.

Section 12.14. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages.

         (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE) TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

         (b) FOR ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE GRANTOR HEREBY AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, STATE OF NEW YORK.

         (c) THE GRANTOR AGREES THAT THE REQUIRED HOLDERS SHALL, IN THEIR CAPACITY AS HOLDERS OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW (AND TO THE EXTENT THE REQUIRED HOLDERS HAVE RECEIVED INDEMNITY DEEMED SATISFACTORY TO THEM AND HAVE AGREED TO DO SO), TO PROCEED AGAINST THE GRANTOR OR THE COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE GRANTOR OR THE COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE SECURED PARTIES TO REALIZE ON SUCH COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTIES. THE GRANTOR AGREES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS IN ANY PROCEEDING

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

BROUGHT BY THE SECURED PARTIES TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTIES, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE GRANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY HAVE TO THE LOCATION OF THE COURT IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN ONCE THE REQUIRED HOLDERS HAVE COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

         (d) THE GRANTOR AGREES THAT NO HOLDER OF A NOTE (EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS) SHALL HAVE ANY LIABILITY TO THE GRANTOR (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE GRANTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTIES CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

SECTION 13. Reinstatement. This Agreement and the Liens created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Grantor in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Grantor shall indemnify the holders on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the holders in connection with such rescission or restoration.

SECTION 14. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, the holders of the Notes, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the directors, officers, employees and Affiliates of the holders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

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

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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

IN WITNESS WHEREOF, the Grantor and the Purchasers have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                            CANARGO ENERGY CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            THE PURCHASERS:

                                            INGALLS & SNYDER VALUE
                                            PARTNERS L.P.

                                            By:
                                                --------------------------------
                                                Thomas O. Bouchar Jr.
                                                General Partner


                                            NIKOLAOS D. MONOYIOS

                                            ------------------------------------


                                            THOMAS L. GIPSON

                                            ------------------------------------



                                            ARTHUR KOENIG

                                            ------------------------------------



                                            THOMAS L. GIPSON IRA

                                            ------------------------------------



                                            EVAN JANOVIC

                                            ------------------------------------



                                       S-1
                                                           NY Security Agreement

                                            ARTHUR ABLIN

                                            ------------------------------------




                                            FLEDGLING ASSOCIATES, LLC
                                            BY: HARTZ TRADING, INC., MANAGER

                                            ------------------------------------
                                            Edward Stern
                                            President



                                            ADAM JANOVIC

                                            ------------------------------------



                                            NEIL JANOVIC

                                            ------------------------------------



                                            ANTHONY CORSO

                                            ------------------------------------



                                            JOHN GILMER

                                            ------------------------------------



                                            MARTIN SOLOMON

                                            ------------------------------------


                                       S-2
                                                           NY Security Agreement

                                   SCHEDULE I

THE PURCHASERS:


INGALLS & SNYDER VALUE PARTNERS L.P.

NIKOLAOS D. MONOYIOS

THOMAS L. GIPSON

ARTHUR KOENIG

THOMAS L. GIPSON IRA

EVAN JANOVIC

ARTHUR ABLIN

FLEDGLING ASSOCIATES, LLC

ADAM JANOVIC

NEIL JANOVIC

ANTHONY CORSO

JOHN GILMER

MARTIN SOLOMON


                                                           NY Security Agreement

                                   SCHEDULE 2

                                  FIELD OFFICES

16 Bordage
St Peter Port
Guernsey
GY1 1BD

150 Buckingham Palace Road
London
SW1W 9TR

69 Tole bi Street, Office 10
Almaty 050000
Kazakhstan

Ninotsminda Re Office, CanArgo Norio Limited Rep Office, CanArgo Samgori Limited Rep Office and CanArgo (Nazvrevi) Ltd Rep Office - 4-a Freedom Square, Tbilisi 0105, Georgia.

CanArgo Georgia - 70 Kostava Street, Tbilisi 0171, Georgia.



                                                           NY Security Agreement